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EXHIBIT 99.2

                   FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

         This FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this "AMENDMENT"), dated as of March 9, 2000, among the SELLERS SIGNATORY HERETO (the "SELLERS"), including CELLNET DATA SYSTEMS, INC., a Delaware corporation (the "SELLER REPRESENTATIVE"), SCHLUMBERGER RESOURCE MANAGEMENT SERVICES, INC., a Delaware corporation (the "PURCHASER"), and SCHLUMBERGER TECHNOLOGY CORPORATION, a Delaware corporation (the "PARENT").

                              W I T N E S S E T H:

         WHEREAS, the parties hereto are parties to an Asset Purchase Agreement dated March 1, 2000 (the "ASSET PURCHASE AGREEMENT"); and

         WHEREAS, the parties hereto desire to make certain modifications to the Asset Purchase Agreement and to amend the Asset Purchase Agreement as set forth herein.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Asset Purchase Agreement.

         SECTION 2. AMENDMENT. The Asset Purchase Agreement shall be, and hereby is, amended as follows:

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                  (a)  The first sentence of Section 5.06(b) shall be deleted and the following inserted in lieu thereof:

                  "Each party hereto agrees to make, at its own cost and expense, an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated hereby no later than the close of business on March 10, 2000 and to supply promptly any additional information and documentary material that may be requested pursuant to the HSR Act."

                  (b) The text of Section 9.01(e)(i) shall be deleted and the following inserted in lieu thereof:

                  "the Bidding Procedures Order shall not have been entered by the Bankruptcy Court on or prior to March 7, 2000; or"

         SECTION 3. EFFECT OF AMENDMENTS. Except as and to the extent expressly modified by this Amendment, the Asset Purchase Agreement shall remain in full force and effect in all respects.

         SECTION 4. MISCELLANEOUS. The provisions of Section 11.03 through and including Section 11.14 of the Asset Purchase Agreement, as amended hereby, are hereby incorporated herein by reference and shall be deemed to be operative provisions of this Amendment as if set forth at length herein.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                CELLNET DATA SYSTEMS, INC.

                                By  /s/ David L. Perry
                                   ----------------------------------
                                   Name: David L. Perry
                                   Title: Vice President


                                CELLNET DATA RETROFIT SERVICES, INC.

                                By  /s/ David L. Perry
                                   ----------------------------------
                                   Name: David L. Perry
                                   Title: Vice President


                                       2

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                                CELLNET DATA SERVICES, INC.

                                By  /s/ David L. Perry
                                   ----------------------------------
                                   Name: David L. Perry
                                   Title: Vice President


                                CELLNET DATA SERVICES (AZ), INC.

                                By  /s/ David L. Perry
                                   ----------------------------------
                                   Name: David L. Perry
                                   Title: Vice President


                                CELLNET DATA SERVICES (CA), INC.

                                By  /s/ David L. Perry
                                   ----------------------------------
                                   Name: David L. Perry
                                   Title: Vice President


                                CELLNET DATA SERVICES (IS), INC.

                                By  /s/ David L. Perry
                                  ----------------------------------
                                  Name: David L. Perry
                                  Title: Vice President


                                CELLNET DATA SERVICES (KC), INC.

                                By  /s/ David L. Perry
                                   ----------------------------------
                                   Name: David L. Perry
                                   Title: Vice President

                                       3

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                                CELLNET DATA SERVICES (ME), INC.

                                By  /s/ David L. Perry
                                   ----------------------------------
                                   Name: David L. Perry
                                   Title: Vice President


                                CELLNET DATA SERVICES (MSP), INC.

                                By  /s/ David L. Perry
                                  ----------------------------------
                                  Name: David L. Perry
                                  Title: Vice President


                                CELLNET DATA SERVICES (NH), INC.

                                By  /s/ David L. Perry
                                  ----------------------------------
                                  Name: David L. Perry
                                  Title: Vice President


                                CELLNET DATA SERVICES (PA), INC.

                                By  /s/ David L. Perry
                                   ----------------------------------
                                   Name: David L. Perry
                                   Title: Vice President


                                CELLNET DATA SERVICES (SE), INC.

                                By  /s/ David L. Perry
                                   ----------------------------------
                                   Name: David L. Perry
                                   Title: Vice President

                                       4

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                                CELLNET DATA SERVICES (SF), INC.

                                By  /s/ David L. Perry
                                   ----------------------------------
                                   Name: David L. Perry
                                   Title: Vice President


                                CELLNET DATA SERVICES (SL), INC.

                                By  /s/ David L. Perry
                                   ----------------------------------
                                   Name: David L. Perry
                                   Title: Vice President


                                CELLNET DATA SERVICES (TX), INC.

                                By  /s/ David L. Perry
                                   ----------------------------------
                                   Name: David L. Perry
                                   Title: Vice President


                                CN HOLDINGS (TX), INC.

                                By  /s/ David L. Perry
                                   ----------------------------------
                                   Name: David L. Perry
                                   Title: Vice President


                                CN PARTNERS (TX), L.P.

                                By: /s/ David L. Perry
                                   ----------------------------------
                                   Name: David L. Perry
                                   Title: Vice President, CellNet Data Services
                                          (TX), Inc., Managing Partner


                                       5

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                                CN FREQUENCY (ME), INC.

                                By: /s/ David L. Perry
                                   ----------------------------------
                                   Name: David L. Perry
                                   Title: Vice President


                                CN FREQUENCY (NH), INC.

                                By: /s/ David L. Perry
                                   ----------------------------------
                                   Name: David L. Perry
                                   Title: Vice President


                                CN FREQUENCY (PA), INC.

                                By: /s/ David L. Perry
                                   ----------------------------------
                                   Name: David L. Perry
                                   Title: Vice President


                                CN FREQUENCY (SF), INC.

                                By: /s/ David L. Perry
                                   ----------------------------------
                                   Name: David L. Perry
                                   Title: Vice President


CELLNET FUNDING, L.L.C.


By:  /s/ David L. Perry
   -------------------------------
     Name:   David L. Perry
     Title: Vice President,
            CellNet Data Systems, Inc., Manager

                                      6

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                                SCHLUMBERGER RESOURCE
                                MANAGEMENT SERVICES, INC.

                                By  /s/  Jurren Schoonbeek
                                   ---------------------------------
                                   Name: Jurren Schoonbeek
                                   Title: Attorney-in-Fact



SCHLUMBERGER TECHNOLOGY
CORPORATION

By   /s/  Jurren Schoonbeek
    -----------------------------
    Name: Jurren Schoonbeek
    Title: Attorney-in-Fact

                                       7